EXHIBIT 10.3

August 30, 2002

Mr. Danny W. Huff
Executive Vice President- Finance, Chief Financial Officer
Georgia-Pacific Corporation
133 Peachtree Street N.E.
P.O. Box 105605
Atlanta, GA 30348

Re:    Unisource Receivables Securitization

Dear Mr. Huff,

Reference is hereby made to Section 2.1(c) of each of (i) the Receivables Sale Agreement, dated as of October 1, 1997, as amended (the “Primary Receivables Sale Agreement”), among Portfolio Receivables, LLC (the “Seller”), Unisource Worldwide, Inc. (the “Collection Agent”), Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, as servicing agent (the “Servicing Agent”), and (ii) the Receivables Sale Agreement, dated as of October 1, 1997, as amended (the “Secondary Receivables Sale Agreement,” and together with the Primary Receivables Sale Agreement, the “Agreements”), among the Seller, the Collection Agent and Canadian Imperial Bank of Commerce, as purchaser and as servicing agent. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreements.

By signing this letter agreement, the parties hereto acknowledge and agree as follows:

(a)	As of the date hereof, the Expiration Date with respect to the Purchase Limit under the Agreements shall be December 18, 2002; and

(b)
In conjunction with the above extension and the Agreements, as amended, the Collection Agent and the Seller, jointly and severally, shall pay to the Servicing Agent a fee in the amount of $200,000 upon the execution of this letter agreement.

If you are in agreement with the foregoing, kindly sign and return to us the enclosed copy of this letter agreement.

Very truly yours,

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ JAMES W. LEES
Name: James W. Lees Title: Authorized Signatory

By:	/s/ CALLUM SUTHERLAND
Name: Callum Sutherland Title: Authorized Signatory

ASSET SECURITIZATION COOPERATIVE CORPORATION

By:	/s/ JOHN GEVLIN
Name: John Gevlin Title: Vice President and CFO

Accepted and agreed to as of the date first above written:

UNISOURCE WORLDWIDE, INC.

By:	/s/ DANNY W. HUFF
Name: Danny Huff Title: Executive Vice-President and Chief Financial Officer

PORTFOLIO RECEIVABLES, LLC

By:	/s/ DANNY W. HUFF
Name: Danny Huff Title: Executive Vice-President and Chief Financial Officer